SHAREHOLDER MEETING (UNAUDITED)

The proposals described below were considered at special meetings of the Berger Fund Shareholders. The meetings were held March 7, 2003. Tabulations of the votes received on the proposals presented at the meeting with respect to Berger Mid Cap Value Fund and Berger Small Cap Value Fund appear below. Each vote reported represents a value held on the record date of the meeting. The proposal numbers below correspond to the proposal numbers in the applicable proxy statement. Only proposals voted on by shareholders of Berger Mid Cap Value Fund and Berger Small Cap Value Fund are shown.

PROPOSAL 1
To approve an Investment Advisory Agreement with Janus Capital Management LLC.

                                                           NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES
                                 RECORD
FUND                          TOTAL SHARES    AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Berger Mid Cap Value Fund       76,041,414     34,469,410      2,015,736      2,053,137         45.33%          2.65%          2.70%
Berger Small Cap Value Fund    122,547,613     55,021,944      9,487,839      2,603,288         44.90%          7.74%          2.13%
------------------------------------------------------------------------------------------------------------------------------------

                                        PERCENTAGE OF SHARES VOTED

                               AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------
Berger Mid Cap Value Fund           89.44%          5.23%          5.33%
Berger Small Cap Value Fund         81.98%         14.14%          3.88%
------------------------------------------------------------------------

PROPOSAL 2
To approve a Subadvisory Agreement between Janus Capital Management LLC and Perkins, Wolf, McDonnell and Company, LLC and a Subadvisory Agreement between Janus Capital Management LLC and a newly formed subsidiary of Perkins, Wolf, McDonnell and Company, LLC.

                                                           NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES
                                 RECORD
FUND                          TOTAL SHARES    AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Berger Mid Cap Value Fund       76,041,414     34,322,416      2,073,571      2,142,296         45.13%          2.73%          2.82%
Berger Small Cap Value Fund    122,547,613     62,217,851      2,242,986      2,652,234         50.77%          1.83%          2.17%
------------------------------------------------------------------------------------------------------------------------------------

                                        PERCENTAGE OF SHARES VOTED

                               AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------
Berger Mid Cap Value Fund           89.06%          5.38%          5.56%
Berger Small Cap Value Fund         92.71%          3.34%          3.95%
------------------------------------------------------------------------

PROPOSAL 4(a)
To approve a change to the Fund's Diversification Policy.

                                                           NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES
                                 RECORD
FUND                          TOTAL SHARES    AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Berger Mid Cap Value Fund       76,041,414     32,647,553      2,252,061      3,638,669         42.93%          2.96%          4.79%
Berger Small Cap Value Fund    122,547,613     61,317,358      2,474,295      3,321,418         50.04%          2.02%          2.71%
------------------------------------------------------------------------------------------------------------------------------------

                                        PERCENTAGE OF SHARES VOTED

                               AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------
Berger Mid Cap Value Fund           84.72%          5.84%          9.44%
Berger Small Cap Value Fund         91.36%          3.69%          4.95%
------------------------------------------------------------------------

PROPOSAL 4(b)
To approve a change to the Fund's Concentration Policy.

                                                           NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES
                                 RECORD
FUND                          TOTAL SHARES    AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Berger Mid Cap Value Fund       76,041,414     32,647,793      2,252,376      3,638,114         42.94%          2.96%          4.78%
Berger Small Cap Value Fund    122,547,613     61,314,061      2,477,592      3,321,418         50.04%          2.02%          2.71%
------------------------------------------------------------------------------------------------------------------------------------

                                        PERCENTAGE OF SHARES VOTED

                               AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------
Berger Mid Cap Value Fund           84.72%          5.84%          9.44%
Berger Small Cap Value Fund         91.36%          3.69%          4.95%
------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


PROPOSAL 4(c)
To approve a change to the Fund's Borrowing Policy.

                                                           NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES
                                 RECORD
FUND                          TOTAL SHARES    AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Berger Mid Cap Value Fund       76,041,414     32,539,092      2,300,183      3,699,008         42.79%          3.03%          4.86%
Berger Small Cap Value Fund    122,547,613     61,302,163      2,488,819      3,322,089         50.03%          2.03%          2.71%
------------------------------------------------------------------------------------------------------------------------------------

                                        PERCENTAGE OF SHARES VOTED

                               AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------
Berger Mid Cap Value Fund           84.43%          5.97%          9.60%
Berger Small Cap Value Fund         91.34%          3.71%          4.95%
------------------------------------------------------------------------

PROPOSAL 4(d)
To approve a change to the Fund's Senior Securities Policy.

                                                           NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES
                                 RECORD
FUND                          TOTAL SHARES    AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Berger Mid Cap Value Fund       76,041,414     32,655,667      2,244,441      3,638,175         42.95%          2.95%          4.78%
Berger Small Cap Value Fund    122,547,613     61,320,272      2,470,710      3,322,089         50.04%          2.02%          2.71%
------------------------------------------------------------------------------------------------------------------------------------

                                        PERCENTAGE OF SHARES VOTED

                               AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------
Berger Mid Cap Value Fund           84.74%          5.82%          9.44%
Berger Small Cap Value Fund         91.37%          3.68%          4.95%
------------------------------------------------------------------------

PROPOSAL 4(e)
To approve a change to the Fund's Underwriting Policy.

                                                           NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES
                                 RECORD
FUND                          TOTAL SHARES    AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Berger Mid Cap Value Fund       76,041,414     32,647,542      2,251,392      3,639,349         42.93%          2.96%          4.79%
Berger Small Cap Value Fund    122,547,613     61,311,511      2,479,471      3,322,089         50.03%          2.03%          2.71%
------------------------------------------------------------------------------------------------------------------------------------

                                        PERCENTAGE OF SHARES VOTED

                               AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------
Berger Mid Cap Value Fund           84.72%          5.84%          9.44%
Berger Small Cap Value Fund         91.36%          3.69%          4.95%
------------------------------------------------------------------------

PROPOSAL 4(f)
To approve a change to the Fund's Lending Policy.

                                                           NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES
                                 RECORD
FUND                          TOTAL SHARES    AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Berger Mid Cap Value Fund       76,041,414     32,523,038      2,315,559      3,699,686         42.77%          3.04%          4.87%
Berger Small Cap Value Fund    122,547,613     61,167,888      2,623,765      3,321,418         49.92%          2.14%          2.71%
------------------------------------------------------------------------------------------------------------------------------------

                                        PERCENTAGE OF SHARES VOTED

                               AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------
Berger Mid Cap Value Fund           84.39%          6.01%          9.60%
Berger Small Cap Value Fund         91.14%          3.91%          4.95%
------------------------------------------------------------------------

PROPOSAL 4(g)
To approve a change to the Fund's Real Estate Policy.

                                                           NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES
                                 RECORD
FUND                          TOTAL SHARES    AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Berger Mid Cap Value Fund       76,041,414     32,638,067      2,261,858      3,638,358         42.92%          2.98%          4.78%
Berger Small Cap Value Fund    122,547,613     61,317,714      2,473,939      3,321,418         50.04%          2.02%          2.71%
------------------------------------------------------------------------------------------------------------------------------------

                                        PERCENTAGE OF SHARES VOTED

                               AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------
Berger Mid Cap Value Fund           84.69%          5.87%          9.44%
Berger Small Cap Value Fund         91.36%          3.69%          4.95%
------------------------------------------------------------------------




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PROPOSAL 4(h)
To approve a change to the Fund's Commodities Policy.

                                                           NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES
                                 RECORD
FUND                          TOTAL SHARES    AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Berger Mid Cap Value Fund       76,041,414     32,621,324      2,278,601      3,638,358         42.90%          3.00%          4.78%
Berger Small Cap Value Fund    122,547,613     61,307,979      2,483,674      3,321,418         50.03%          2.03%          2.71%
------------------------------------------------------------------------------------------------------------------------------------

                                        PERCENTAGE OF SHARES VOTED

                               AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------
Berger Mid Cap Value Fund           84.65%          5.91%          9.44%
Berger Small Cap Value Fund         91.35%          3.70%          4.95%
------------------------------------------------------------------------

PROPOSAL 4(i)
To approve a change to the Fund's Investment Companies Policy.

                                                           NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES
                                 RECORD
FUND                          TOTAL SHARES    AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Berger Mid Cap Value Fund       76,041,414     32,622,696      2,276,486      3,639,101         42.90%          2.99%          4.79%
Berger Small Cap Value Fund    122,547,613     61,164,349      2,626,926      3,321,796         49.91%          2.15%          2.71%
------------------------------------------------------------------------------------------------------------------------------------

                                        PERCENTAGE OF SHARES VOTED

                               AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------
Berger Mid Cap Value Fund           84.65%          5.91%          9.44%
Berger Small Cap Value Fund         91.14%          3.91%          4.95%
------------------------------------------------------------------------

PROPOSAL 4(j)
To approve the repeal of Investing for Control or Management Policy.

                                                           NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES
                                 RECORD
FUND                          TOTAL SHARES    AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Berger Small Cap Value Fund    122,547,613     61,285,771      2,505,882      3,321,418         50.01%          2.05%          2.71%
------------------------------------------------------------------------------------------------------------------------------------

                                        PERCENTAGE OF SHARES VOTED

                               AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------
Berger Small Cap Value Fund         91.32%          3.73%          4.95%
------------------------------------------------------------------------

PROPOSAL 4(k)
To approve the repeal of Officer and Trustee Investments Policy.

                                                           NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES
                                 RECORD
FUND                          TOTAL SHARES    AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Berger Small Cap Value Fund    122,547,613     61,153,779      2,637,874      3,321,418         49.90%          2.15%          2.71%
------------------------------------------------------------------------------------------------------------------------------------

                                        PERCENTAGE OF SHARES VOTED

                               AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------
Berger Small Cap Value Fund         91.12%          3.93%          4.95%
------------------------------------------------------------------------

PROPOSAL 4(l)
To approve the repeal of Joint Trading Accounts Policy.

                                                           NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES
                                 RECORD
FUND                          TOTAL SHARES    AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Berger Small Cap Value Fund    122,547,613     61,162,982      2,628,293      3,321,796         49.91%          2.15%          2.71%
------------------------------------------------------------------------------------------------------------------------------------

                                        PERCENTAGE OF SHARES VOTED

                               AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------
Berger Small Cap Value Fund         91.13%          3.92%          4.95%
------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



PROPOSAL 4(m)
To approve the repeal of Unseasoned Companies Policy.

                                                           NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES
                                 RECORD
FUND                          TOTAL SHARES    AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Berger Small Cap Value Fund    122,547,613     61,151,992      2,639,661      3,321,418         49.90%          2.16%          2.71%
------------------------------------------------------------------------------------------------------------------------------------

                                        PERCENTAGE OF SHARES VOTED

                               AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------
Berger Small Cap Value Fund         91.12%          3.93%          4.95%
------------------------------------------------------------------------

PROPOSAL 4(n)
To approve the repeal of Ten Percent (10%) Ownership Policy.

                                                           NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES
                                 RECORD
FUND                          TOTAL SHARES    AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Berger Small Cap Value Fund    122,547,613     61,173,323      2,618,330      3,321,418         49.92%          2.14%          2.71%
------------------------------------------------------------------------------------------------------------------------------------

                                        PERCENTAGE OF SHARES VOTED

                               AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------
Berger Small Cap Value Fund         91.15%          3.90%          4.95%
------------------------------------------------------------------------

PROPOSAL 4(o)
To approve the repeal of the Pledging Policy.

                                                           NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES
                                 RECORD
FUND                          TOTAL SHARES    AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Berger Small Cap Value Fund    122,547,613     53,930,790      9,860,192      3,322,089         44.01%          8.05%          2.71%
------------------------------------------------------------------------------------------------------------------------------------

                                        PERCENTAGE OF SHARES VOTED

                               AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------
Berger Small Cap Value Fund         80.36%         14.69%          4.95%
------------------------------------------------------------------------

PROPOSAL 4(p)
To approve the repeal of the Use of Margin and Short Sales Policy.

                                                           NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES
                                 RECORD
FUND                          TOTAL SHARES    AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Berger Small Cap Value Fund    122,547,613     53,920,971      9,870,011      3,322,089         44.00%          8.06%          2.71%
------------------------------------------------------------------------------------------------------------------------------------

                                        PERCENTAGE OF SHARES VOTED

                               AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------
Berger Small Cap Value Fund         80.34%         14.71%          4.95%
------------------------------------------------------------------------

PROPOSAL 4(q)
To approve the repeal of the Illiquid Securities Policy.

                                                           NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES
                                 RECORD
FUND                          TOTAL SHARES    AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Berger Small Cap Value Fund    122,547,613     53,932,629      9,858,353      3,322,089         44.01%          8.05%          2.71%
------------------------------------------------------------------------------------------------------------------------------------

                                        PERCENTAGE OF SHARES VOTED

                               AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------
Berger Small Cap Value Fund         80.36%         14.69%          4.95%
------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PROPOSAL 4(r)
To approve the repeal of the Oil, Gas and Mineral Leases Policy.

                                                           NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES
                                 RECORD
FUND                          TOTAL SHARES    AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Berger Small Cap Value Fund    122,547,613     54,063,018      9,728,635      3,321,418         44.12%          7.94%          2.71%
------------------------------------------------------------------------------------------------------------------------------------

                                        PERCENTAGE OF SHARES VOTED

                               AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------
Berger Small Cap Value Fund         80.55%         14.50%          4.95%
------------------------------------------------------------------------

PROPOSAL 4(s)
To approve the repeal of the Warrants Policy.

                                                           NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES
                                 RECORD
FUND                          TOTAL SHARES    AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Berger Small Cap Value Fund    122,547,613     53,946,233      9,845,438      3,321,400         44.02%          8.04%          2.71%
------------------------------------------------------------------------------------------------------------------------------------

                                        PERCENTAGE OF SHARES VOTED

                               AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------
Berger Small Cap Value Fund         80.38%         14.67%          4.95%
------------------------------------------------------------------------

PROPOSAL 4(t)
To approve a change of the Fund's Investment Objective to Non-Fundamental.

                                                           NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES
                                 RECORD
FUND                          TOTAL SHARES    AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Berger Mid Cap Value Fund       76,041,414     32,306,472      2,531,523      3,700,288         42.48%          3.33%          4.87%
Berger Small Cap Value Fund    122,547,613     53,856,651      9,935,391      3,321,029         43.95%          8.11%          2.71%
------------------------------------------------------------------------------------------------------------------------------------

                                        PERCENTAGE OF SHARES VOTED

                               AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------
Berger Mid Cap Value Fund           83.83%          6.57%          9.60%
Berger Small Cap Value Fund         80.25%         14.80%          4.95%
------------------------------------------------------------------------

PROPOSAL 6
To elect a board of Trustees for Janus Small Cap Value Fund.

                                                          NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES

                                             AFFIRMATIVE       WITHHELD       TOTAL        AFFIRMATIVE        WITHHELD     TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Thomas H. Bailey                              63,964,721      3,148,350     67,113,071         52.20%          2.57%         54.77%
William F. McCalpin                           63,981,802      3,131,269     67,113,071         52.21%          2.56%         54.77%
John W. McCarter, Jr.                         63,965,781      3,147,290     67,113,071         52.20%          2.57%         54.77%
Dennis B. Mullen                              63,977,364      3,135,707     67,113,071         52.21%          2.56%         54.77%
James T. Rothe                                63,978,534      3,134,537     67,113,071         52.21%          2.56%         54.77%
William D. Stewart                            63,985,279      3,127,792     67,113,071         52.21%          2.56%         54.77%
Martin H. Waldinger                           63,934,205      3,178,866     67,113,071         52.17%          2.60%         54.77%
------------------------------------------------------------------------------------------------------------------------------------

                                                      PERCENTAGE OF SHARES VOTED

                                             AFFIRMATIVE        WITHHELD        TOTAL
--------------------------------------------------------------------------------------
Thomas H. Bailey                                  95.31%          4.69%        100.00%
William F. McCalpin                               95.33%          4.67%        100.00%
John W. McCarter, Jr.                             95.31%          4.69%        100.00%
Dennis B. Mullen                                  95.33%          4.67%        100.00%
James T. Rothe                                    95.33%          4.67%        100.00%
William D. Stewart                                95.34%          4.66%        100.00%
Martin H. Waldinger                               95.26%          4.74%        100.00%
--------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



PROPOSAL 7
To approve an Agreement and Plan of Reorganization, whereby the Funds would be reorganized into Janus Mid Cap Value Fund and Janus Small Cap Value Fund, respectively, a newly created series of the Janus funds.

                                                           NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES
                                 RECORD
FUND                          TOTAL SHARES    AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Berger Mid Cap Value Fund       76,041,414     33,754,040      2,687,964      2,096,279         44.39%          3.53%          2.76%
Berger Small Cap Value Fund    122,547,613     54,699,660      9,790,886      2,622,525         44.64%          7.99%          2.14%
------------------------------------------------------------------------------------------------------------------------------------

                                        PERCENTAGE OF SHARES VOTED

                               AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------
Berger Mid Cap Value Fund           87.59%          6.97%          5.44%
Berger Small Cap Value Fund         81.50%         14.59%          3.91%
------------------------------------------------------------------------

The proposal described below was considered at a special meeting by the Shareholders of the Berger Investment Portfolio Trust.

PROPOSAL 4
To elect a board of Trustees for Janus Mid Cap Value Fund.

                                                          NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES

                                             AFFIRMATIVE       WITHHELD       TOTAL         AFFIRMATIVE     WITHHELD         TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Thomas H. Bailey                             118,079,596      7,830,010    125,909,606         42.60%          2.82%         45.42%
William F. McCalpin                          118,151,722      7,757,884    125,909,606         42.62%          2.80%         45.42%
John W. McCarter, Jr.                        118,099,478      7,810,128    125,909,606         42.60%          2.82%         45.42%
Dennis B. Mullen                             118,097,501      7,812,105    125,909,606         42.60%          2.82%         45.42%
James T. Rothe                               118,147,084      7,762,522    125,909,606         42.62%          2.80%         45.42%
William D. Stewart                           118,183,457      7,726,149    125,909,606         42.63%          2.79%         45.42%
Martin H. Waldinger                          117,968,259      7,941,347    125,909,606         42.56%          2.86%         45.42%
------------------------------------------------------------------------------------------------------------------------------------

                                                      PERCENTAGE OF SHARES VOTED

                                             AFFIRMATIVE        WITHHELD        TOTAL
--------------------------------------------------------------------------------------
Thomas H. Bailey                                  93.78%          6.22%        100.00%
William F. McCalpin                               93.84%          6.16%        100.00%
John W. McCarter, Jr.                             93.80%          6.20%        100.00%
Dennis B. Mullen                                  93.80%          6.20%        100.00%
James T. Rothe                                    93.83%          6.17%        100.00%
William D. Stewart                                93.86%          6.14%        100.00%
Martin H. Waldinger                               93.69%          6.31%        100.00%
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